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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

NOBLE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	73-0785597 (I.R.S. Employer Identification No.)
100 Glenborough, Suite 100 Houston, Texas (Address of Principal Executive Offices)	77067 (Zip Code)

Amended and Restated Patina Oil & Gas Corporation Deferred Compensation Plan for Select
Employees as adopted May 1, 1996 and amended as of September 30, 1997 and further amended as of August 1, 2001

Patina Oil & Gas Corporation 1996 Employee Stock Option Plan

Patina Oil & Gas Corporation Profit Sharing & 401(k) Plan

Patina Oil & Gas Corporation 1996 Stock Plan for Non-Employee Directors
(Full title of the plans)

Chris Tong
Chief Financial Officer
Noble Energy, Inc.
100 Glenborough, Suite 100
Houston, Texas 77067
(Name and address of agent for service)
 (281) 872-3100
(Telephone number, including
area code, of agent for service)	Copy to: Frank Bayouth Skadden, Arps, Slate, Meagher & Flom LLP 1600 Smith, Suite 4400 Houston, TX 77002 (713) 655-5100

CALCULATION OF REGISTRATION FEE

Title of securities to be registered	Amount to be registered(1)	Proposed maximum offering price per share(2)	Proposed maximum aggregate offering price(2)	Amount of registration fee

Common Stock, $3.33 1/3 par value per share	2,346,218 shares(2)	$59.63	$139,899,452	$16,467

(1)
Pursuant to Rule 416 under the Securities Act, shares issuable upon any stock split, stock dividend or similar transaction with respect to these shares are also being registered hereunder.

(2)
Estimated solely for the purpose of determining the registration fee pursuant to Rules 457(c) and 457(h) under the Securities Act of 1933, as amended (the "Securities Act"), on the basis of the average price at which the options to purchase shares of the Registrant's common stock may be exercised.

PART II
INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference

        The Registrant hereby incorporates by reference into this Registration Statement the following documents:

          (a)   The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2004, filed pursuant to Section 13(a) of the Securities Exchange Act of 1934 ("the "Exchange Act");

          (b)   All other reports filed by the Registrant since December 31, 2004 with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act, including the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2005;

          (c)   The description of the Registrant's Common Stock contained in the Registration Statement on Form S-4 (No. 333-122262) as filed with the Securities and Exchange Commission on January 24, 2005, including any subsequent amendment(s) or report(s) filed for the purposes of updating such description.

        All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post effective amendment that indicates that all securities offered have been sold or that deregisters all securities then remaining unsold shall also be deemed to be incorporated by reference herein and to be a part hereof from the dates of filing such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statements so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement. Upon the written or oral request of any person to whom a copy of this Registration Statement has been delivered, the Registrant will provide without charge to such person a copy of any and all documents (excluding exhibits thereto unless such exhibits are specifically incorporated by reference into such documents) that have been incorporated by reference into this Registration Statement but not delivered herewith. Requests for such documents should be directed to Noble Energy, Inc., 100 Glenborough Drive, Suite 100, Houston, TX 77067-3610, Attention: Secretary, telephone (281) 872-3100.

Item 4. Description of Securities

        Not Applicable

Item 5. Interests of Named Experts and Counsel

        Not Applicable

Item 6. Indemnification of Directors and Officers

        The Registrant is a Delaware corporation. Under Section 145 of the General Corporation Law of the State of Delaware, the Registrant has the power to indemnify its directors and officers, subject to certain limitations.

        Reference is made to Article VI of the Bylaws of the Registrant as currently in effect, which provides for indemnification of directors and officers of the Registrant under certain circumstances. The Registrant has entered into an indemnity agreement with each of the directors and bylaw officers of the Registrant, which provides certain protections to such persons against legal claims and related expenses.

        The form of the indemnity agreements entered into between the Registrant and each of the Registrant's directors and bylaw officers is filed as Exhibit 10.18 to the Registrant's Annual Report of Form 10-K for the year ended December 31, 1995.

        Pursuant to the General Corporation Law of the State of Delaware, the Certificate of Incorporation of the Registrant limits the personal liability of the directors of the Registrant to the Registrant or its stockholders for monetary damages for breach of fiduciary duty under certain circumstances.

        The Registrant also maintains insurance to protect itself and its directors, officers, employees and agents against expenses, liabilities and losses incurred by such persons in connection with their service in the foregoing capacities.

        The foregoing summaries are necessarily subject to the complete text of the statute, bylaw, agreement, certificate of incorporation and insurance policy referred to above and are qualified in their entirety by reference thereto.

Item 8. Exhibits

        In addition to the exhibits incorporated herein by reference to the exhibits filed with or incorporated by reference into the Prior Registration Statement, the following documents are filed as exhibits to this Registration Statement:

  4.1
  Amended and Restated Patina Oil & Gas Corporation Deferred Compensation Plan for Select Employees as adopted May 1, 1996 and amended as of September 30, 1997 and further amended as of August 1, 2001 (Incorporated herein by reference to Exhibit 10.1 of Patina Oil & Gas Corporation's Form 10-Q for the quarter ended September 30, 2001)

  4.1.1
  Amendment to the Amended and Restated Patina Oil & Gas Corporation Deferred Compensation Plan For Select Employees (Incorporated herein by reference to Exhibit 10.3 to Patina Oil & Gas Corporation's Form 8-K filed September 20, 2004)

  4.2
  Patina Oil & Gas Corporation 1996 Employee Stock Option Plan (Incorporated herein by reference to Exhibit 10.20 of Patina Oil & Gas Corporation's Registration Statement on Form S-4 (Registration No. 333-572))

  4.2.2
  Amendment No. 1 to the 1996 Employee Stock Option Plan of Patina Oil & Gas Corporation (Incorporated herein by reference to Exhibit 10.2 of Patina Oil & Gas Corporation's Form 10-Q for the quarter ended June 30, 1999)

  4.2.3
  Amendment to Patina Oil & Gas Corporation 1996 Employee Stock Option Plan (Incorporated herein by reference to Exhibit 10.1 to Patina Oil & Gas Corporation's Form 8-K filed September 20, 2004)

  4.2.4
  Amendment No. 3 to the Patina Oil & Gas Corporation 1996 Employee Stock Option Plan (Incorporated herein by reference to Exhibit 10.3 to Patina Oil & Gas Corporation's Form 8-K filed May 4, 2005)

  4.3
  Patina Oil & Gas Corporation Profit Sharing & 401(k) Plan—Scudder Trust Company Prototype Defined Contribution Plan, adopted June 18, 2004 (Incorporated herein by reference to Exhibit 10.1 to Patina Oil & Gas Corporation's Form 10-Q filed July 29, 2004)

  4.3.1
  Patina Oil & Gas Corporation Profit Sharing & 401(k) Plan—Scudder Trust Company Prototype Defined Contribution Plan Adoption Agreement, dated June 18, 2004 (Incorporated herein by reference to Exhibit 10.2 to Patina Oil & Gas Corporation's Form 10-Q filed July 29, 2004)

  4.4
  Patina Oil & Gas Corporation 1996 Stock Plan for Non-Employee Directors (Incorporated herein by reference to Exhibit 10.21 of Patina Oil & Gas Corporation's Registration Statement on Form S-4 (Registration No. 333-572))

  4.4.1
  Amendment to Patina Oil & Gas Corporation 1996 Stock Plan for Non-Employee Directors (Incorporated herein by reference to Exhibit 10.2 to Patina Oil & Gas Corporation's Form 8-K filed September 20, 2004)

  4.4.2
  Amendment No. 2 to the Patina Oil & Gas Corporation 1996 Stock Plan for Non-Employee Directors (Incorporated herein by reference to Exhibit 10.2 to Patina Oil & Gas Corporation's Form 8-K filed May 4, 2005)

  5.1
  Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

  23.1
  Consent of KPMG LLP

  23.2
  Consent of Ernst & Young LLP

  23.3
  Consent of UHY Mann Frankfort Stein & Lipp CPA's LLP

  23.4
  Consent of counsel (included in the opinion of Skadden, Arps, Slate, Meagher & Flom LLP, filed herewith as Exhibit 5.1)

Item 9 Undertakings

        The undersigned registrant hereby undertakes:

        (1)   To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (i)    To include any prospectus required in Section 10(a)(3) of the Securities Act of 1933;

          (ii)   To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

          (iii)  To include any material information with respect to the "Plan of Distribution" not previously disclosed in the registration statement or any material change to such information in the registration statement; provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement;

        (2)   That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

        (3)   To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

        (4)   That, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described under Item 6 above, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on May 16, 2005.

NOBLE ENERGY, INC.
By:	/s/ CHARLES D. DAVIDSON Name: Charles D. Davidson Title: President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ CHARLES D. DAVIDSON Charles D. Davidson	Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer), Director	May 16, 2005
/s/ CHRIS TONG Chris Tong	Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)	May 16, 2005
/s/ MICHAEL A. CAWLEY Michael A. Cawley	Director	May 16, 2005
/s/ KIRBY L. HEDRICK Kirby L. Hedrick	Director	May 16, 2005
/s/ BRUCE A. SMITH Bruce A. Smith	Director	May 16, 2005

INDEX TO EXHIBITS

  4.1
  Amended and Restated Patina Oil & Gas Corporation Deferred Compensation Plan for Select Employees as adopted May 1, 1996 and amended as of September 30, 1997 and further amended as of August 1, 2001 (Incorporated herein by reference to Exhibit 10.1 of Patina Oil & Gas Corporation's Form 10Q for the quarter ended September 30, 2001)

  4.1.1
  Amendment to the Amended and Restated Patina Oil & Gas Corporation Deferred Compensation Plan For Select Employees (Incorporated herein by reference to Exhibit 10.3 to Patina Oil & Gas Corporation's Form 8-K filed September 20, 2004)

  4.2
  Patina Oil & Gas Corporation 1996 Employee Stock Option Plan (Incorporated herein by reference to Exhibit 10.20 of Patina Oil & Gas Corporation's Registration Statement on Form S-4 (Registration No. 333-572))

  4.2.2
  Amendment No. 1 to the 1996 Employee Stock Option Plan of Patina Oil & Gas Corporation (Incorporated herein by reference to Exhibit 10.2 of Patina Oil & Gas Corporation's Form 10-Q for the quarter ended June 30, 1999)

  4.2.3
  Amendment to Patina Oil & Gas Corporation 1996 Employee Stock Option Plan (Incorporated herein by reference to Exhibit 10.1 to Patina Oil & Gas Corporation's Form 8-K filed September 20, 2004)

  4.2.4
  Amendment No. 3 to the Patina Oil & Gas Corporation 1996 Employee Stock Option Plan (Incorporated herein by reference to Exhibit 10.3 to Patina Oil & Gas Corporation's Form 8-K filed May 4, 2005)

  4.3
  Patina Oil & Gas Corporation Profit Sharing & 401(k)—Scudder Trust Company Prototype Defined Contribution Plan, adopted June 18, 2004 (Incorporated herein by reference to Exhibit 10.1 to Patina Oil & Gas Corporation's Form 10-Q filed July 29, 2004)

  4.3.1
  Patina Oil & Gas Corporation Profit Sharing & 401(k) Plan—Scudder Trust Company Prototype Defined Contribution Plan Adoption Agreement, dated June 18, 2004 (Incorporated herein by reference to Exhibit 10.2 to Patina Oil & Gas Corporation's Form 10-Q filed July 29, 2004)

  4.4
  Patina Oil & Gas Corporation 1996 Stock Plan for Non-Employee Directors (Incorporated herein by reference to Exhibit 10.21 of Patina Oil & Gas Corporation's Registration Statement on Form S-4 (Registration No. 333-572))

  4.4.1
  Amendment to Patina Oil & Gas Corporation 1996 Stock Plan for Non-Employee Directors (Incorporated herein by reference to Exhibit 10.2 to Patina Oil & Gas Corporation's Form 8-K filed September 20, 2004)

  4.4.2
  Amendment No. 2 to the Patina Oil & Gas Corporation 1996 Stock Plan for Non-Employee Directors (Incorporated herein by reference to Exhibit 10.2 to Patina Oil & Gas Corporation's Form 8-K filed May 4, 2005)

  5.1
  Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

  23.1
  Consent of KPMG LLP

  23.2
  Consent of Ernst & Young LLP

  23.3
  Consent of UHY Mann Frankfort Stein & Lipp CPA's LLP

  23.4
  Consent of counsel (included in the opinion of Skadden, Arps, Slate, Meagher & Flom LLP, filed herewith as Exhibit 5.1)

QuickLinks

Amended and Restated Patina Oil & Gas Corporation Deferred Compensation Plan for Select Employees as adopted May 1, 1996 and amended as of September 30, 1997 and further amended as of August 1, 2001
Patina Oil & Gas Corporation 1996 Employee Stock Option Plan
Patina Oil & Gas Corporation Profit Sharing & 401(k) Plan
Patina Oil & Gas Corporation 1996 Stock Plan for Non-Employee Directors (Full title of the plans)
CALCULATION OF REGISTRATION FEE
PART II INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
SIGNATURES
INDEX TO EXHIBITS